UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 15, 2005

CNL HOTELS & RESORTS, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	0-24097 (Commission File Number)	59-3396369 (IRS Employer Identification No.)
450 South Orange Avenue, Orlando, Florida 32801 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (407) 650-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events.

On July 15, 2005, CNL Hotels & Resorts, Inc. issued a press release filed herewith as Exhibit 99.1, the complete text of which is incorporated in this Item 8.01 by reference thereto.

Certain statements and information included in this Form 8-K constitute forward-looking statements within the meaning of the federal securities laws and regulations. These forward-looking statements are based on current expectations, estimates and projections about future events, including but not limited to the sale of five properties and the expected use of proceeds from such sale. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of CNL Hotels & Resorts, Inc. (the “Company”) to be materially different from any future results, performance, or achievements expressed or implied in such forward-looking statements. These factors include, but are not limited to, the following: changes in local and national real estate conditions and general economic conditions, including extended U.S. military combat operations abroad and the potential for terrorist attacks, that could affect occupancy rates at the Company’s hotels and the demand for hotel products and services; availability of proceeds from future equity offerings; the Company’s ability to obtain additional long-term financing on satisfactory terms; the Company’s ability to continue to identify suitable investments; whether a possible merger with CNL Hospitality Corp. is consummated; the Company’s ability to continue to qualify as a REIT and other risks and uncertainties associated with the Company’s business described in its filings with the Securities and Exchange Commission. The Company disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Although the Company believes its current expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company can give no assurance that expectations will be attained or that actual results will not differ materially from those set forth in the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits
Exhibit 99.1 Press release dated July 15, 2005. (Filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNL Hotels & Resorts, Inc.

Date: July 15, 2005	By:	/s/ Mark E. Patten
Name: Mark E. Patten
Title: Senior Vice President and Chief Accounting Officer

Exhibit Index

Exhibit 99.1	Press release dated July 15, 2005. (Filed herewith).